Exhibit 10.2

Execution Version

Addendum To Pledge Agreement

Reference is hereby made to the Pledge Agreement (the “Pledge Agreement”) dated as of May 3, 2011 by Northeast Ohio Natural Gas Corp., Orwell Natural Gas Company, Brainard Gas Corp., Great Plains Natural Gas Company, Lightning Pipeline Company, Inc., Spelman Pipeline Holdings, LLC, Kidron Pipeline, LLC, Gas Natural Service Company, LLC, Gas Natural Inc., Independence Oil, L.L.C., Independence Oil Real Estate 1, L.L.C., Independence Oil Real Estate 2, L.L.C., 8500 Station Street LLC and Gas Natural Resources LLC (collectively, the “Initial Pledgors”) and any new Subsidiary of any Initial Pledgor, whether now existing or hereafter formed or acquired, which becomes party to the Pledge Agreement by executing an Addendum thereto (collectively, together with the Initial Pledgors, and in each case with its respective successors and assigns, including debtors-in-possession on behalf thereof, the “Pledgors” and, individually, a “Pledgor”), for the benefit of Sun Life Assurance Company of Canada, as the Secured Party. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement. By its execution below, the undersigned Lone Wolfe Insurance, LLC, an Ohio limited liability company (the “New Pledgor”), agrees to become, and does hereby become, a Pledgor under the Pledge Agreement and agrees to be bound by such Pledge Agreement as if originally a party thereto. By its execution below, the undersigned New Pledgor represents and warrants as to itself that all of the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct in all respects of the date hereof. The New Pledgor represents and warrants that the Schedule A attached hereto sets forth all information required to be scheduled under the original Schedule A to the Pledge Agreement and that the attached Schedule A is true and correct in all respects. The New Pledgor shall take all steps necessary to perfect, in favor of the Secured Party, a first-priority security interest in and lien against the New Pledgor’s Pledged Collateral, including, without limitation, taking all steps necessary to properly perfect the Secured Party’s interest in any uncertificated equity or membership interests.

IN WITNESS WHEREOF, the undersigned New Pledgor, has executed and delivered this Addendum to Pledge Agreement as of this 14th day of December, 2015.

Lone Wolfe Insurance, LLC, an Ohio limited liability company

By:
Name:
Title:

Address for Notices:	1375 E 9th Street, Suite 3100
Cleveland, OH 44011

Fax:	216-938-7944

Description of Pledged Collateral

PLEDGOR AND PLEDGOR’S JURISDICTION OF FORMATION/ORGANIZATION	PLEDGED SHARES AND CERTIFICATE NUMBERS

Gas Natural Inc., an Ohio corporation	Lightning Pipeline Company, Inc. 1,000,000 shares of common stock Certificate no. 19

Gas Natural Inc., an Ohio corporation	Great Plains Natural Gas Company 2,000,000 shares of common stock certificate no. 28

Gas Natural Inc., an Ohio corporation	Brainard Gas Corp. 100 shares of common stock certificate no. 3

Gas Natural Inc., an Ohio corporation	100% membership interest in Independence Oil, L.L.C.(non-certificated)

Gas Natural Inc., an Ohio corporation	100% membership interest in Gas Natural Service Company, LLC (non-certificated)

Gas Natural Inc., an Ohio corporation	100% membership interest in Gas Natural Resources, LLC (non-certificated)

Gas Natural Inc., an Ohio corporation	100% membership interest in Lone Wolfe Insurance, LLC (non-certificated)

Great Plains Natural Gas Company, an Ohio corporation	Northeast Ohio Natural Gas Corp. 100 shares of common stock certificate no. 2

Lightning Pipeline Company, Inc., an Ohio corporation	Orwell Natural Gas Company 2,100 shares of common stock certificate no. A

Northeast Ohio Natural Gas Corporation, an Ohio corporation	100% membership interest in Kidron Pipeline, LLC (non-certificated)

Northeast Ohio Natural Gas Corporation, an Ohio corporation	100% membership interest in 8500 Station Street LLC (non-certificated)

SCHEDULE A

(Addendum to Pledge Agreement)

Independence Oil, L.L.C., a North Carolina limited liability company	100% membership in Independence Oil Real Estate 1, L.L.C., Independence Oil Real Estate 2, L.L.C., and Independence Real Estate 3, L.L.C. (non-certificated)

SCHEDULE A-2

(Addendum to Pledge Agreement)